UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Catheter Precision, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1670 Highway 160 West

Suite 205, Fort Mill, SC 29708

(973)-691-2000

To our Stockholders:

We are pleased to invite you to attend the special meeting of stockholders (the “Special Meeting”) of Catheter Precision, Inc. (the “Company”), to be held on April 15, 2026 at 11:00 a.m. Eastern Standard Time, or at any adjournment or postponement thereof.

At the Special Meeting, you will be asked to approve a number of proposals, as described below. You are invited to attend and vote your shares at the Special Meeting live via internet webcast so long as you register to attend the Special Meeting at web.viewproxy.com/VTAKSM/2026 by 11:59 p.m. Eastern Standard Time on April 14, 2026 (the “Registration Deadline”). Questions will need to be submitted prior to the Special Meeting. To submit questions, please visit web.viewproxy.com/VTAKSM/2026. You will not be able to attend the Special Meeting in person. At this Special Meeting, our stockholders will be asked to:

●	to approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), underlying shares of the Company’s Series C-1 convertible preferred stock, par value $0.0001 per share, Series C-2 convertible preferred stock, par value $0.0001 per share, Series C-3 convertible preferred stock, par value $0.0001 per share and Series C-4 convertible preferred stock, par value $0.0001 per share (collectively, the “Series C Preferred Stock”), in each case, issued or issuable pursuant to the terms of (i) that certain Securities Purchase Agreement, dated as of February 6, 2026 (“Initial Series C Purchase Agreement”), by and among the Company and the investors named therein, and (ii) that Securities Purchase Agreement, dated as of March 9, 2026 (“Subsequent Series C Purchase Agreement” and, together with the Initial Series C Purchase Agreement, the “Series C Purchase Agreements”), by and among the Company and the investors named therein, including any additional shares of Common Stock issuable in connection with any adjustments to conversion price as described herein and voluntary adjustment by the Company of the conversion price of the Series C Preferred Stock (“Proposal 1”);

●	to approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of the Company’s Common Stock underlying shares of the Company’s Series D convertible preferred stock, par value $0.0001 per share (“Series D Preferred Stock”), issuable pursuant to the terms of (i) that certain Securities Purchase Agreement, dated as of February 6, 2026, by and between the Company and SEG JETS SPV I LLC and (ii) that certain Securities Purchase Agreement, dated March 9, 2026, by and between the Company and Creatd, Inc., including any additional shares of Common Stock issuable in connection with any adjustments to conversion price as described herein and voluntary adjustment by the Company of the conversion price of the Series D Preferred Stock (“Proposal 2”);

●	to approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of the Company’s Common Stock underlying shares of Series J convertible preferred stock, par value $0.0001 per share issued by us, pursuant to the terms of that certain Series J Exchange Agreements, dated as of February 12, 2026, by and among the Company and the FatBoy Capital, L.P. and David A. Jenkins, the Company’s Executive Chairman and Chief Executive Officer (“Proposal 3”);

●

to approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of additional shares of Common Stock as a result of the reduction of the conversion price of the Company’s currently outstanding Series B convertible preferred stock, par value $0.0001 per share (“Proposal 4”);

●	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s board of directors (“Board”), but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of its Common Stock at a ratio in the range of 1-for-2 to 1-for-100, with such ratio to be determined by the Board in its discretion and included in a public announcement (“Proposal 5”); and

●	to approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4 and/or 5 (“Proposal 6”).

Details regarding how to attend the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying notice of Special Meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting, and we hope you will vote as soon as possible. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. Voting over the Internet or by telephone, by written proxy or voting instruction card will ensure your representation at the Special Meeting regardless of whether you attend the Special Meeting.

Thank you for your ongoing support of, and continued interest in, Catheter Precision, Inc.

Sincerely,

David A. Jenkins
Executive Chairman of the Board
Fort Mill, South Carolina
March __, 2026

This proxy statement and accompanying proxy card are being mailed on or about March __, 2026 to all stockholders entitled to vote at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on April 15, 2026. Our Proxy Statement, Proxy Card, and the Notice of the Meeting, are available at web.viewproxy.com/VTAKSM/2026 and are available from the SEC on its website at www.sec.gov.

CATHETER PRECISION, INC.

1670 Highway 160 West

Suite 205, Fort Mill, SC 29708

(973)-691-2000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date	11:00 a.m. Eastern Standard Time, on April 15, 2026, or any adjournment or postponement thereof.

Webcast Address web.viewproxy.com/VTAKSM/2026

Items of Business

●	to approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), underlying shares of the Company’s Series C-1 convertible preferred stock, par value $0.0001 per share, Series C-2 convertible preferred stock, par value $0.0001 per share, Series C-3 convertible preferred stock, par value $0.0001 per share and Series C-4 convertible preferred stock, par value $0.0001 per share (collectively, the “Series C Preferred Stock”), issued or issuable pursuant to the terms of (i) that certain Securities Purchase Agreement, dated as of February 6, 2026 (“Initial Series C Purchase Agreement”), by and among the Company and the investors named therein, and (ii) that Securities Purchase Agreement, dated as of March 9, 2026 (“Subsequent Series C Purchase Agreement” and, together with the Initial Series C Purchase Agreement, the “Series C Purchase Agreements”), by and among the Company and the investors named therein, including any additional shares of Common Stock issuable in connection with any adjustments to conversion price as described herein and voluntary adjustment by the Company of the conversion price of the Series C Preferred Stock (“Proposal 1” or the “Series C Preferred Stock Issuance Proposal”);

●	to approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of the Company’s Common Stock underlying shares of the Company’s Series D convertible preferred stock, par value $0.0001 per share (“Series D Preferred Stock”), issuable pursuant to the terms of (i) that certain Securities Purchase Agreement, dated as of February 6, 2026, by and between the Company and SEG JETS SPV I LLC and (ii) that certain Securities Purchase Agreement, dated March 9, 2026, by and between the Company and Creatd, Inc., including any additional shares of Common Stock issuable in connection with any adjustments to conversion price as described herein and voluntary adjustment by the Company of the conversion price of the Series D Preferred Stock (“Proposal 2” or the “Series D Preferred Stock Issuance Proposal”);

●	to approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of the Company’s Common Stock underlying shares of Series J convertible preferred stock, par value $0.0001 per share, issued by us, pursuant to the terms of that certain Series J Exchange Agreements, dated as of February 12, 2026, by and among the Company and the FatBoy Capital, L.P. and David A. Jenkins, the Company’s Executive Chairman and Chief Executive Officer (“Proposal 3” or the “Series J Preferred Stock Issuance Proposal”);

●	to approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of additional shares of Common Stock as a result of the reduction of the conversion price of the Company’s currently outstanding Series B convertible preferred stock, par value $0.0001 per share (“Proposal 4” or the “Series B Preferred Stock Issuance Proposal”);

●	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s board of directors (“Board”), but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of its Common Stock at a ratio in the range of 1-for-2 to 1-for-100, with such ratio to be determined by the Board in its discretion and included in a public announcement (“Proposal 5” or the “Reverse Stock Split Proposal”); and

●	to approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4 and/or 5 (the “Adjournment Proposal” or “Proposal 6”).

Adjournments and Postponements Any action on the items of business described above may be considered at the Special Meeting at the time and on the date specified above or at any time and date to which the Special Meeting may be properly adjourned or postponed.

Record Date March 9, 2026.

Only stockholders of record of our Common Stock as of the close of business on March 9, 2026 are entitled to notice of and to vote at the Special Meeting.

Meeting Admission You are invited to attend the Special Meeting live via webcast if you are a stockholder of record or a beneficial owner of shares of our Common Stock, in each case, as of March 9, 2026. Prior registration to attend the Special Meeting at web.viewproxy.com/VTAKSM/2026 is required by 11:59 p.m. Eastern Standard Time on April 14, 2026. Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at web.viewproxy.com/VTAKSM/2026.

Voting Your vote is very important. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of the accompanying proxy statement.

This proxy statement and accompanying proxy card are being mailed on or about March __, 2026 to all stockholders entitled to vote at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on April 15, 2026. Our Proxy Statement, Proxy Card, and the Notice of the Meeting, are available at web.viewproxy.com/VTAKSM/2026 and are available from the SEC on its website at www.sec.gov.

By order of the Board of Directors

David A. Jenkins
Executive Chairman of the Board
Fort Mill, South Carolina
March __, 2026

CATHETER PRECISION, INC.

1670 Highway 160 West

Suite 205, Fort Mill, SC 29708

PROXY STATEMENT

For the Special Meeting of Stockholders

to be held on April 15, 2026

The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND SPECIAL MEETING

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or over the Internet. We have designated David Jenkins and Philip Anderson to serve as proxies for the Special Meeting.

What am I voting on?

You are being asked to vote on six proposals:

●	to approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) underlying shares of the Company’s Series C-1 convertible preferred stock, par value $0.0001 per share (“Series C-1 Preferred Stock”), Series C-2 convertible preferred stock, par value $0.0001 per share (“Series C-2 Preferred Stock”), Series C-3 convertible preferred stock, par value $0.0001 per share (“Series C-3 Preferred Stock”), and Series C-4 convertible preferred stock (“Series C-4 Preferred Stock”), par value $0.0001 per share (collectively, the “Series C Preferred Stock”), issued or issuable pursuant to the terms of (i) that certain Securities Purchase Agreement, dated as of February 6, 2026 (“Initial Series C Purchase Agreement”), by and among the Company and the investors named therein, and (ii) that Securities Purchase Agreement, dated as of March 9, 2026 (“Subsequent Series C Purchase Agreement” and, together with the Initial Series C Purchase Agreement, the “Series C Purchase Agreements”), by and among the Company and the investors named therein, including any additional shares of Common Stock issuable in connection with any adjustments to conversion price as described herein and voluntary adjustment by the Company of the conversion price of the Series C Preferred Stock (“Proposal 1” or the “Series C Preferred Stock Issuance Proposal”);

●	to approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of the Company’s Common Stock underlying shares of the Company’s Series D convertible preferred stock, par value $0.0001 per share (“Series D Preferred Stock” and, together with the Series C Preferred Stock, the “Preferred Stock”), issuable pursuant to the terms of (i) that certain Securities Purchase Agreement, dated as of February 6, 2026, by and between the Company and SEG JETS SPV I LLC (“SEG Jets”) and (ii) that certain Securities Purchase Agreement, dated March 9, 2026, by and between the Company and Creatd, Inc. (“Creatd”), including any additional shares of Common Stock issuable in connection with any adjustments to conversion price as described herein and voluntary adjustment by the Company of the conversion price of the Series D Preferred Stock (“Proposal 2” or the “Series D Preferred Stock Issuance Proposal”);

●	to approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of the Company’s Common Stock underlying shares of Series J convertible preferred stock, par value $0.0001 per share (“Series J Preferred Stock”), issued by us, pursuant to the terms of that certain Series J Exchange Agreements, dated as of February 12, 2026, by and among the Company and the FatBoy Capital, L.P. and David A. Jenkins, the Company’s Executive Chairman and Chief Executive Officer (“Proposal 3” or the “Series J Preferred Stock Issuance Proposal”);

●

to approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of additional shares of Common Stock as a result of the reduction of the conversion price of the Company’s currently outstanding Series B convertible preferred stock, par value $0.0001 per share (“Series B Preferred Stock”) (“Proposal 4” or the “Series B Preferred Stock Issuance Proposal”);

●	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s board of directors (“Board”), but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of its Common Stock at a ratio in the range of 1-for-2 to 1-for-100, with such ratio to be determined by the Board in its discretion and included in a public announcement (“Proposal 5” or the “Reverse Stock Split Proposal”); and

●	approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4 and/or 5 (“Proposal 6” or the “Adjournment Proposal”).

The foregoing matters are the only items of business that will be conducted at the Special Meeting.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

●	“FOR” Proposal 1, the Series C Preferred Stock Issuance Proposal;

●	“FOR” Proposal 2, the Series D Preferred Stock Issuance Proposal;

●	“FOR” Proposal 3, the Series J Preferred Stock Issuance Proposal;

●	“FOR” Proposal 4, the Series B Preferred Stock Issuance Proposal;

●	“FOR” Proposal 5, the Reverse Stock Split Proposal; and

●	“FOR” Proposal 6, the Adjournment Proposal.

Who may vote at the Special Meeting?

Only stockholders of record as of the close of business on March 9, 2026, the record date for the Special Meeting, or the record date, are entitled to vote at the Special Meeting. As of the record date, there were 2,357,127 shares of our Common Stock issued and outstanding, held by 70 holders of record.

You are invited to attend and vote your shares at the Special Meeting live via webcast so long as you register to attend the Special Meeting at web.viewproxy.com/VTAKSM/2026 by 11:59 p.m. Eastern Standard time on April 14, 2026 (the “Registration Deadline”). You will be asked to provide the control number located inside the shaded gray box on your proxy card (the “Control Number”) as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date for the Special Meeting, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live via the internet at the Special Meeting. You may also vote on the internet, by mail, or by telephone as described below under the heading “How can I vote my shares?” and on your proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date for the Special Meeting, your shares were held not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the Special Meeting live via webcast, and you must pre-register at web.viewproxy.com/VTAKSM/2026. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a valid proxy from your broker, bank or other nominee.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of the following ways:

●

You may vote during the Special Meeting live via the internet.  If you plan to attend the Special Meeting live via webcast, you may vote by following the instructions posted at web.viewproxy.com/VTAKSM/2026. To be admitted to the Special Meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you.

●	You may vote by mail. Complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided. Your completed, signed and dated proxy card must be received prior to the Special Meeting.

●	You may vote by telephone. To vote over the telephone, dial toll-free 1-866-402-3905 and follow the recorded instructions. You will be asked to provide the control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 11:59p.m. Eastern Standard Time, on April 14, 2026.

●	You may vote via the Internet. To vote via the Internet, go to www.FCRvote.com/VTAKSM to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Standard Time, on April 14, 2026.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares live via the internet at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Special Meeting by:

●	entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);

●	returning a later-dated proxy card (which automatically revokes the earlier proxy) or providing a written notice of revocation to our corporate secretary at Catheter Precision, Inc., 1670 Highway 160 West, Suite 205, Fort Mill, SC 29708; or

●	attending the Special Meeting and voting live via the internet. Attendance at the Special Meeting live via the internet will not cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy, David Jenkins, our Executive Chairman and Chief Executive Officer, and Philip Anderson, our Chief Financial Officer, have been designated as proxies for the Special Meeting by our board of directors. When proxy cards are properly dated, executed and returned, the shares represented by them will be voted at the Special Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above and, if any other matters are properly brought before the Special Meeting, the shares will be voted in accordance with the proxies’ judgment.

What shares can I vote?

Each share of our Common Stock issued and outstanding as of the close of business on March 9, 2026, the record date for the Special Meeting, is entitled to vote on all items being considered at the Special Meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

On the record date, we had 2,357,127 shares of Common Stock issued and outstanding. In addition, on the record date we had 2,229.172 shares of Series B Preferred Stock, 3,470 shares of Series C-1 Preferred Stock and 9,489.488 shares of Series J Preferred Stock were issued and outstanding; however, such shares are not entitled to vote on any proposal at the Special Meeting.

How many votes do I have?

On each matter to be voted upon at the Special Meeting, each stockholder will be entitled to one vote for each share of our Common Stock held by such stockholder on the record date.

What is the quorum requirement for the Special Meeting?

A quorum is the minimum number of shares required to be present or represented at the Special Meeting for the meeting to be properly held under our bylaws and Delaware law. Holders of one-third of the voting power of our issued and outstanding Common Stock as of the record date and entitled to vote at the special meeting must be present in person or represented by proxy to hold and transact business at the special meeting. On the record date, there were 2,357,127 shares outstanding and entitled to vote. Thus, the holders of at least 785,709 shares must be present in person or represented by proxy at the special meeting to have a quorum.

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairman of the meeting or the holders of a majority of the voting power present in person or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting may adjourn the meeting to another date.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, under certain circumstances, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

Proposals 5 (the Reverse Stock Split Proposal) and 6 (the Adjournment Proposal) are considered “routine” matters under applicable NYSE American rules. As a result, if you do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will have discretionary authority to vote your shares on Proposals 5 and 6. Proposals 1, 2, 3, and 4 are “non-routine” matters, and your broker, bank or other nominee will not be able to vote your shares on those Proposals without your instructions.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively on the subject matter. Therefore, abstentions will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on the proposals.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting but will not be counted as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively on the subject matter. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on those proposals.

What is the voting requirement to approve each of the proposals?

Proposal 1 – Series C Preferred Stock Issuance Proposal:

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively on the subject matter is required for approval of Proposal 1, the Series C Preferred Stock Issuance Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal 2 – Series D Preferred Stock Issuance Proposal:

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively on the subject matter is required for approval of Proposal 2, the Series D Preferred Stock Issuance Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal 3 – Series J Preferred Stock Issuance Proposal:

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively on the subject matter is required for approval of Proposal 3, the Series J Preferred Stock Issuance Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal 4 – Series B Preferred Stock Issuance Proposal:

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively on the subject matter is required for approval of Proposal 4, the Series B Preferred Stock Issuance Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Proposal 5 – Reverse Stock Split Proposal:

The affirmative vote of a majority of the shares present in person or represented by proxy at the special meeting and casting votes affirmatively or negatively thereon is required for approval of Proposal 5, the Reverse Stock Split Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will not affect the outcome of voting on this proposal.

Because Proposal 5, the Reverse Stock Split Proposal, is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction at its discretion with respect to Proposal 5. Failure by a bank, broker, trustee or other nominee to exercise this authority will have no effect on the results of this proposal.

Proposal 6 – Adjournment Proposal:

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively on the subject matter is required for approval of Proposal 6. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will not affect the outcome of voting on this proposal.

Because Proposal 6, the Adjournment Proposal, is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction at its discretion with respect to Proposal 6. Failure by a bank, broker, trustee or other nominee to exercise this authority will have no effect on the results of this proposal

A representative of Alliance Advisors, LLC will tabulate the votes and act as inspector of elections.

Do I have appraisal rights?

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to any of the proposals being voted on.

What Happens if Proposal 1, 2, 3, 4 or 5 is not Approved at the Special Meeting?

See “Possible Effects of the Proposal” under each of Proposals No. 1, 2, 3, 4 and 5 below for additional discussion of the effect on our existing stockholders of the failure to approve Proposals No. 1, 2, 3, 4 and 5, respectively.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

●	“FOR” Proposal 1, the Series C Preferred Stock Issuance Proposal;

●	“FOR” Proposal 2, the Series D Preferred Stock Issuance Proposal;

●	“FOR” Proposal 3, the Series J Preferred Stock Issuance Proposal;

●	“FOR” Proposal 4, the Series B Preferred Stock Issuance Proposal;

●	“FOR” Proposal 5, the Reverse Stock Split Proposal; and

●	“FOR” Proposal 6, the Adjournment Proposal.

In addition, if any other matters are properly brought before the Special Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with applicable law and their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. Brokers, banks and other nominees holding shares of Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, under certain circumstances, your broker, bank or other nominee will have discretion to vote your shares on our “routine” matters – Proposal 5, the Reverse Stock Split Proposal.

How can I contact the Company’s transfer agent?

You may contact our transfer agent by writing Equiniti Trust Company, LLC, PO Box 500, Newark, NJ 07101. You may also contact our transfer agent via email at https://equiniti.com/us/ast-access/individuals and select GET HELP or by telephone at (800) 937-5449 or (718) 921-8124.

How can I attend the Special Meeting?

We will host the Special Meeting live via internet webcast. You will not be able to attend the Special Meeting in person. Prior registration to attend the Special Meeting at web.viewproxy.com/VTAKSM/2026 is required by 11:59 p.m. Eastern Standard Time on April 14, 2026. A summary of the information you need in order to attend the Special Meeting online is provided below:

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Any stockholder may listen to the Special Meeting and participate live via the internet at web.viewproxy.com/VTAKSM/2026. To be admitted to the Special Meeting’s live internet webcast, you must register at web.viewproxy.com/VTAKSM/2026 by the Registration Deadline as described in the proxy card. The live internet webcast will begin on April 15, 2026 at 11 a.m., Eastern Standard Time.

●

If a stockholder wishes to ask a question to directors and/or members of management in attendance at the Special Meeting, please note that such questions must be submitted in advance of the Special Meeting. To submit a question, mark the box on the proxy card when registering to attend the meeting and submit your written question or submit a question at web.viewproxy.com/VTAKSM/2026 after logging in with your Control Number.

●	Stockholders may vote during the Special Meeting live via the internet.

●	A stockholder must register to attend the Special Meeting prior to the Registration Deadline, and after doing so, you will be sent a link in an email to join the meeting.

●	Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at web.viewproxy.com/VTAKSM/2026.

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the record date, follow the instructions regarding how to demonstrate proof of stock ownership posted at web.viewproxy.com/VTAKSM/2026.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the record date, you may not vote your shares live via the internet at the Special Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Special Meeting even if you do not have a legal proxy. Instructions regarding how to demonstrate proof of stock ownership, are posted at web.viewproxy.com/VTAKSM/2026.

How are proxies solicited for the Special Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Special Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. In addition, we have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $15,000 in total. Other than with respect to Alliance Advisors, LLC, no additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) within four (4) business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will undertake to deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of future proxy materials, you may contact us as follows:

Catheter Precision, Inc.

Attention: Corporate Secretary

1670 Highway 160 West

Suite 205, Fort Mill, SC 29708

(973)-691-2000

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and from our corporate secretary for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 8:00 a.m. and 5:00 p.m., Eastern Standard Time, at our corporate headquarters located at 1670 Highway 160 West, Suite 205, Fort Mill, SC 29708.

THIS QUESTION AND ANSWER SECTION IS ONLY MEANT TO GIVE AN OVERVIEW OF THE PROXY STATEMENT. FOR MORE INFORMATION, PLEASE REFER TO THE MATERIAL CONTAINED IN THE SUBSEQUENT PAGES.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents incorporated by reference into this proxy statement, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the impact on the Company of failure to approve the proposals and the need for, ability to obtain and risks of not obtaining, potential future financings. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those discussed herein, those set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for year ended December 31, 2024 filed with the SEC and in our Quarterly Reports on Form 10-Q filed with the SEC subsequent to the filing of the most recent Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

PROPOSAL 1

APPROVAL OF SERIES C PREFERRED STOCK ISSUANCE PROPOSAL

Background and Description

Series C Private Placements

On February 6, 2026 , the Company entered into the Initial Series C Purchase Agreement with certain accredited investors (collectively, the “Initial Series C Purchasers”) for the issuance and sale in a private placement (the “Initial Series C Private Placement”) of an aggregate of (i) 392,608 shares of Common Stock at a per share purchase price of $1.43 (the “Common Shares”) and (ii) 1,617 shares of the Series C-1 Preferred Stock, initially convertible into up to 1,130,769 shares of Common Stock, at an initial conversion price of $1.43 per share, subject to adjustments as described herein, for an aggregate purchase price of $1,617,000. The Initial Series C Private Placement closed on February 9, 2026 (the “Initial Series C Closing Date”). The shares of Series C-1 Preferred Stock will be convertible into shares of Common Stock beginning on the date of the receipt of Stockholder Approval (as defined herein).

On March 9, 2026, the Company entered into the Subsequent Series C Purchase Agreement with certain accredited investors (collectively, the “Subsequent Series C Purchasers” and, collectively with the Initial Series C Purchasers, the “Series C Purchasers”) for the issuance and sale in a private placement (the “Subsequent Series C Private Placement” and, together with the Initial Series C Private Placement, the “Series C Private Placements”) of an aggregate of 1,853 shares of the Company’s Series C-1 Preferred Stock, initially convertible into up to 1,295,804 shares of Common Stock at an initial conversion price of $1.43 per share, subject to adjustments as described herein, for an aggregate purchase price of $1,853,000. The Subsequent Series C Private Placement closed on March 10, 2026.

Additionally, pursuant to each of the Series C Purchase Agreements, the Series C Purchasers (A) agreed to purchase an aggregate of (i) 3,470 shares of Series C-2 Preferred Stock, for an aggregate purchase price of $3,470,000, and (ii) 3,470 shares of Series C-3 Preferred Stock for an aggregate purchase price of $3,470,000, and (B) may elect in their sole discretion to purchase up to a total aggregate of $77,806,667.67 of shares of Series C-4 Preferred Stock, in one or more closings. The closing of each of the Series C-2 Preferred Stock and Series C-3 Preferred Stock (each, an “Additional Closing”) is subject to the satisfaction of customary closing conditions, including, (A) receipt of the Stockholder Approval (as defined herein), and (B) solely with respect to the Series C-3 Preferred Stock, the Registration Statement (as defined herein) being declared effective by the SEC (the date such Registration Statement is declared effective, the “Effective Date”).

In connection with the Series C Private Placements, pursuant to an engagement letter (the “Engagement Letter”) with Dawson James Securities, Inc. (the “Placement Agent”) the Company engaged the Placement Agent to act as exclusive placement agent in connection with the Series C Private Placements, pursuant to which, the Company agreed to reimburse and pay certain expenses to the Placement Agent; provided that, such reimbursement and expenses will not be paid until such time that the Company has received $3,850,000.00 in gross proceeds from the Private Placement Financing. The Company has agreed to pay a 7.7% cash fee on all monies raised above $3,850,000; with no Placement Agent fee owed on the first $3,850,000.00 raised.

Section 713(a) of the NYSE American LLC Company Guide requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of more than 19.99% of the Company’s outstanding Common Stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement in connection with such transaction or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of such binding agreement.

In connection with the Series C Private Placements and Initial Private Placement Acquisition (as defined herein), we agreed to seek approval by our stockholders for the issuance of the shares underlying the Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series C-3 Preferred Stock, Series C-4 Preferred Stock and Series D Preferred Stock of more than 19.99% of the Company’s outstanding Common Stock or voting power outstanding before such issuance, and (ii) a reverse stock split of the Company’s Common Stock at a ratio in the range of 1-for-2 to 1-for-100, with such ratio to be determined by the Board in its discretion and as disclosed in a public announcement (collectively, the “Stockholder Approval” and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), no later than 60 calendar days following the Initial Series C Closing Date.

Initial Conversion Price and Adjustment to Conversion Price

As described above, the initial conversion price of the Series C-1 Preferred Stock is $1.43 per share, subject to the following adjustments: (A) following the Effective Date (as defined below), the conversion price of the Series C-1 Preferred Stock will be adjusted to equal the lower of (i) the conversion price on the trading day immediately prior to the Effective Date, and (ii) 80% of the lower of (i) the official closing price of our Common Stock immediately prior to the applicable date of determination and (ii) the five (5)-day volume-weighted average price of the Common Stock immediately prior to such applicable date of determination (the “Applicable Price”), on the Effective Date, and (B) following the Stockholder Approval Date, the conversion price will be reduced to equal the lower of (i) the conversion price on the trading day immediately prior to the Stockholder Approval Date, and (ii) 80% of the Applicable Price on the Stockholder Approval Date; provided that, such Series C-1 Preferred Stock conversion price may not be less than $0.35 (such price, the “Floor Price” and such requirement, the “Floor Price Condition”); provided further that, the Company may waive, in its sole discretion, the Floor Price Condition.

The initial conversion price of the Series C-2 Preferred Stock will be equal to the lower of: (A) eighty percent (80%) of (i) the Applicable Price on the closing date of the Series C-2 Preferred Stock (the “Second Closing Date”), (ii) the Applicable Price on the Stockholder Approval Date, and (iii) the Applicable Price on the Effective Date (if such date occurred prior to the Second Closing Date) and (B) lowest conversion price of outstanding shares of Preferred Stock; provided that, in the Effective Date has not occurred prior to the Second Closing Date, following the Effective Date, the conversion price will thereafter be reduced to equal the lower of (i) the conversion price on the trading day immediately prior to the Effective Date, and (ii) eighty percent (80%) of the Applicable Price on the Effective Date; provided that, such Series C-2 Preferred Stock conversion price may not be less than the Floor Price; provided further that, the Company may waive, in its sole discretion, the Floor Price Condition.

The conversion price of the Series C-3 Preferred Stock will be equal to the lower of: (A) eighty percent (80%) of (i) the Applicable Price on the closing date of the Series C-3 Preferred Stock, (ii) the Applicable Price on the Stockholder Approval Date, and (iii) the Applicable Price on the Effective Date and (B) lowest conversion price of outstanding shares of Preferred Stock (as defined herein); provided that, such Series C-3 Preferred Stock conversion price may not be less than the Floor Price; provided further that, the Company may waive, in its sole discretion, the Floor Price Condition.

The initial conversion price of the Series C-4 Preferred Stock will be equal to the lower of: (A) eighty percent (80%) of (i) the Applicable Price on the closing date of the Series C-4 Preferred Stock, (ii) the Applicable Price on the Stockholder Approval Date, and (iii) the Applicable Price on the Effective Date and (B) lowest conversion price of outstanding shares of the Preferred Stock previously issued; provided that, such Series C-4 Preferred Stock conversion price may not be less than Floor Price; provided further that, the Company may waive, in its sole discretion, the Floor Price Condition.

In addition, each conversion price of the Series C Preferred Stock is subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like (subject to certain exceptions). Furthermore, subject to the rules and regulations of the Company’s principal trading market, the Company may at any time any shares of the Series C Preferred Stock remain outstanding, with the prior written consent of the applicable Required Holders (as defined in each of the Series C Purchase Agreements), reduce the then current conversion price to any amount and for any period of time deemed appropriate by the Board (any such adjustment, a “Voluntary Adjustment”).

Reasons for the Series C Private Placements

We believe that the Series C Private Placements, which will yield aggregate gross proceeds of approximately $10,410,000, and may yield up to an aggregate of $88,216,667.67 in connection with the issues of the Series C-2 Preferred Stock, Series C-3 Preferred Stock and Series C-4 Preferred Stock, was necessary in light of our cash and funding requirements. In addition, at the time of each of the Series C Private Placements, our Board considered numerous alternatives to the transactions, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Series C Private Placements.

Securities Purchase Agreement

Each of the Series C Purchase Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Series C Purchasers, including for liabilities under the Securities Act and other obligations of the parties and termination provisions. Among other covenants, each of the Series C Purchase Agreements require the Company to hold a meeting of its stockholders at the earliest practical date, but in no event, no later than sixty (60) days following the Initial Series C Closing Date, for the purpose of obtaining the Stockholder Approval. If we do not obtain the Stockholder Approval at the first meeting, we are required to call a meeting every ninety (90) days thereafter to seek such Stockholder Approval until the earlier of the date Stockholder Approval is obtained or the shares of Preferred Stock are no longer outstanding.

Series C Preferred Stock

The terms of the Series C-1 Preferred Stock are as set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series C-1 Convertible Preferred Stock (the “Series C-1 Certificate of Designations”), which was filed and became effective with the Secretary of State for the State of Delaware on February 9, 2026, thereby creating the Series C-1 Preferred Stock. The C-2 Preferred Stock, Series C-3 Preferred Stock, Series C-4 Preferred Stock and Series D Preferred Stock have not yet been designated. Prior to the issuance of any shares of C-2 Preferred Stock, Series C-3 Preferred Stock, Series C-4 Preferred Stock or Series D Preferred Stock, the Company will be required to file a Certificate of Designation with the Secretary of State for the State of Delaware creating the such series of preferred stock. The terms of such series are expected to be substantially as set forth in the form of Certificates of Designations filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the SEC on February 6, 2026 (the “Certificates of Designations”), which is incorporated herein by reference.

Holders of the Preferred Stock will be entitled to receive dividends when and as declared by the Board, from time to time, in its sole discretion, which dividends will be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms of the Series C-1 Certificate of Designations and Certificates of Designations, as applicable, in cash, in securities of the Company or using assets as determined by the Board on the stated value of such Preferred Stock.

Except as otherwise provided in the Series C-1 Certificate of Designations and the Certificate of Designations, as applicable, or as otherwise required by law, the shares of Preferred Stock have no voting rights. However, as long as any shares of the applicable Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of such applicable Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to such Preferred Stock or alter or amend the applicable certificate of designations related to such Preferred Stock, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of the Preferred Stock, (c) increase the number of authorized shares of such applicable Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

A holder of the shares of Preferred Stock may not convert any of such holder’s shares of Preferred Stock to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding shares of Common Stock immediately after conversion, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the conversion.

There is no established public trading market for the Series C Preferred Stock and the Company does not intend to list the Series C Preferred Stock on any national securities exchange or nationally recognized trading system.

The form of the Series C-1 Certificate of Designations and Certificate of Designations was filed as Exhibit 3.1 and 3.2, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on February 6, 2026, which is incorporated herein by reference.

Registration Rights Agreements

In connection with the Initial Series C Private Placements and the Initial Private Placement Acquisition (as defined herein), the Company entered into that certain Registration Rights Agreement, dated February 6, 2026 (the “Initial Registration Rights Agreement”), by and among the Company, the Initial Series C Purchasers and SEG Jets pursuant to which the Company agreed to prepare and file a registration statement (the “Initial Registration Statement”) with the SEC registering the resale of the Common Shares and the Common Stock underlying the Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series C-3 Preferred Stock and Series D Preferred Stock issued or issuable in connection with the Initial Series C Private Placements and the Initial Private Placement Acquisition no later than 30 days following the Initial Series C Closing Date, and to use best efforts to have the Initial Registration Statement declared effective as promptly as practical thereafter, and in any event no later than the Effectiveness Deadline (as defined in the Initial Registration Rights Agreement).

In connection with the Subsequent Series C Private Placement and the Subsequent Private Placement Acquisition (as defined herein), the Company entered into that certain Registration Rights Agreement, dated March 9, 2026 (the “Subsequent Registration Rights Agreement”), by and among the Company, the Subsequent Series C Purchasers and Creatd pursuant to which the Company agreed to prepare and file a registration statement (the “Subsequent Registration Statement”) with the SEC registering the resale of the Common Shares and the Common Stock underlying the Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series C-3 Preferred Stock and Series D Preferred Stock issued or issuable in connection with the Subsequent Series C Private Placement and the Subsequent Private Placement Acquisition no later than 30 days following the Subsequent Series C Closing Date, and to use best efforts to have the Subsequent Registration Statement declared effective as promptly as practical thereafter, and in any event no later than the Effectiveness Deadline (as defined in the Subsequent Registration Rights Agreement).

Effect of Issuance of the Securities

Following receipt of the Stockholder Approval, assuming conversion at the Floor Price, the shares of Series C Preferred Stock will be initially convertible into up to an aggregate of 252,047,623 shares of our Common Stock, consisting of (i) 9,914,286 shares of Common Stock issuable upon conversion of the Series C-1 Preferred Stock, (ii) 9,914,286 shares of Common Stock issuable upon conversion of the Series C-2 Preferred Stock, (iii) 9,914,286 shares of Common Stock issuable upon conversion of the Series C-3 Preferred Stock, and (iv) 222,304,765 shares of Common Stock issuable upon conversion of the Series C-4 Preferred Stock, assuming that all such shares of Series C-4 Preferred Stock are purchased.

The potential issuance of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the Series C Preferred Stock is converted, or additional shares, if any, of Common Stock are issued pursuant to the terms of the Series C Preferred Stock. Because of potential adjustments to the conversion price of the Series C Preferred Stock, including in connection with any Voluntary Adjustment or waiver of the Floor Price Condition, the exact magnitude of the dilutive effect of the Series C Preferred Stock cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Proposal to Approve Private Placement

Section 713 requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock), which equals more than 19.99% of our Common Stock or more than 19.99% of the voting power outstanding immediately prior to the issuance at a price less than the Minimum Price. In the case of the Series C Private Placements, such threshold is determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Initial Series C Purchase Agreement, which we signed on February 6, 2026.

Immediately prior to the execution of the Initial Series C Purchase Agreement, we had 1,738,955 shares of Common Stock issued and outstanding. Therefore, the potential issuance of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock will constitute greater than 19.99% of the shares of Common Stock issued and outstanding prior to giving effect to the Series C Private Placements. We are seeking stockholder approval under Section 713 for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 252,047,622 shares, which is more than 19.99% of the shares of Common Stock issued and outstanding on the original date of entry into the Initial Series C Purchase Agreement.

We generally have no control over whether the holders of the Series C Preferred Stock convert their shares of Series C Preferred Stock. Under certain circumstances, however, it is possible, that we will issue more than 19.99% of our outstanding shares of Common Stock to the holders of the Series C Preferred Stock under the terms of the Series C Private Placements. Therefore, we are seeking stockholder approval under this proposal to issue more than 19.99% of our outstanding shares of Common Stock, if necessary, to the Series C Preferred Stock holders under the terms of the Series C Private Placements.

Any transaction requiring approval by our stockholders under Section 713 would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities in connection with the Series C Private Placements, if any, may cause a significant reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and any future earnings. Further, the issuance or resale of Common Stock issued to the Series C Preferred Stock holders could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Series C Private Placements may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Interests of Directors, Officers, and Affiliates

None of our current directors, officers or affiliates has an interest in the Series C Preferred Stock Issuance Proposal.

Consequences of Not Approving this Proposal

After extensive efforts to raise capital on more favorable terms, we believed that the Series C Private Placements were the only viable financing alternatives available to us at the time. Unless we obtain stockholder approval for this Series C Preferred Stock Issuance Proposal, we will be required to incur additional costs in order to hold additional stockholder meetings every 90 days to seek such approval as is required under the Series C Purchase Agreements. Further, until such time as we obtain the Stockholder Approval, we will not be able to issue any shares of Common Stock to the Series C Preferred Stock holders and we will not be able to issue the Series C-2 Preferred Stock, Series C-3 Preferred Stock or Series C-4 Preferred Stock in connection with the Series C Private Placements.

Further Information

The terms of the Initial Series C Purchase Agreement, the Subsequent Series C Purchase Agreement, the Registration Rights Agreements, Series C-1 Certificate of Designations and the terms of the Series C-2 Preferred Stock, Series C-3 Preferred Stock, Series C-4 Preferred are only briefly summarized above. For further information, please refer to the forms of the Initial Series C Purchase Agreement, the Subsequent Series C Purchase Agreement , the Registration Rights Agreements, the Series C-1 Certificate of Designations, and the form of Certificates of Designations which were filed with the SEC as exhibits to our Current Report on Form 8-K filed on February 6, 2026 and March 9, 2026, and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively on the Series C Issuance Proposal is required for approval of the Series C Issuance Proposal. “ABSTAIN” votes will have no effect on the Series C Issuance Proposal. Failure to instruct your broker how to vote with respect to the Series C Issuance Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Series C Issuance Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE SERIES C PREFERRED STOCK ISSUANCE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2

APPROVAL OF SERIES D PREFERRED STOCK ISSUANCE PROPOSAL

Background and Description

Private Placement Acquisition

In connection with the Initial Series C Private Placement and on February 6, 2026, we entered into a securities purchase agreement (the “Acquisition Purchase Agreement”) with SEG Jets, whereby we agreed to purchase from SEG Jets common stock (the “Initial FLYTE Shares”), par value $0.001 per share (“FLYTE Common Stock”), of Fly Flyte, Inc. (“FLYTE”), held by SEG Jets representing 19.98% of the issued and outstanding FLYTE Common Stock on the closing date of the transactions contemplated pursuant to the Acquisition Purchase Agreement in consideration for the Company agreeing to issue and sell in a private placement (the “Initial Private Placement Acquisition”) 5,250 shares of Series D Preferred Stock, which equate to an aggregate purchase price for the FLYTE Common Stock of $5.25 million. The closing of the Initial Private Placement Acquisition (the “Series D Closing”) is subject to the satisfaction of customary closing conditions, including, receipt of Stockholder Approval.

Additionally, on March 9, 2026, we entered into a stock purchase agreement (the “Creatd Purchase Agreement”) with Creatd, pursuant to which, we agreed to purchase from Creatd (i) 800,200 shares (the “Subsequent FLYTE Shares” and, together with the Initial FLYTE Shares, the “FLYTE Shares”) of FLYTE Common Stock, representing 80.02% of the issued and outstanding FLYTE Common Stock, and (ii) 100% of the membership interests (the “Membership Interests” and, together with the FLYTE Shares, the “Shares”) of Ponderosa Air, LLC (“Ponderosa”) (collectively, the “Subsequent Private Placement Acquisition” and, together with the Initial Private Placement Acquisition, the “Private Placement Acquisitions”). Upon consummation of the Private Placement Acquisitions, the Company will own 100% of the issued and outstanding FLYTE Common Stock and 100% of the Membership Interests of Ponderosa. In consideration for Creatd agreeing to sell in a private placement the Shares, the Company agreed to pay consideration equal to $11,554,827, payable as follows: (A) cash consideration equal to $5,776,827 consisting of (i) $776,827 due at the closing, and (ii) $5,000,000 in principal amount of a promissory note, and (B) 5,778 Series D Preferred Stock, equal to $5,778,000 of Series D Preferred Stock.

Upon issuance, the Series D Preferred Stock will be convertible into shares of Common Stock at a conversion price equal to the lower of (A) the Applicable Price immediately prior to the Series D Closing, and (B) the Applicable Price on the Stockholder Approval Date; provided that, following the Effective Date, the conversion price shall thereafter be reduced to equal the lower of (i) the conversion price on the trading day immediately prior to the Effective Date, and (ii) the Applicable Price on the Effective Date; subject to the Floor Price, which may be waived in the Company’s sole discretion. In addition, each conversion price of the Series D Preferred Stock will be subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like (subject to certain exceptions). Furthermore, subject to the rules and regulations of the Company’s principal trading market, the Company will have the ability at any time any shares of the Series D Preferred Stock remain outstanding, with the prior written consent of the applicable Required Holders (as defined in the Acquisition Purchase Agreement), reduce the then current conversion price to any amount and for any period of time deemed appropriate by the Board (any such adjustment, a “Series D Voluntary Adjustment”).

Section 713(a) of the NYSE American LLC Company Guide requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of more than 19.99% of the Company’s outstanding Common Stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement in connection with such transaction or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of such binding agreement. In connection with the Initial Private Placement Acquisition, we agreed to seek Stockholder Approval, including approval by our stockholders for the issuance of the shares underlying the Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series C-3 Preferred Stock, Series C-4 Preferred Stock and Series D Preferred Stock of more than 19.99% of the Company’s outstanding Common Stock or voting power outstanding before such issuance, no later than 60 calendar days following the Initial Series C Closing Date.

The shares of Series D Preferred Stock will be initially convertible into up to 31,508,572 shares of our Common Stock at the Floor Price, disregarding any limitations on the conversion of such Series D Preferred Stock. To the extent the number of shares of Common Stock issued in connection with the Private Placement Acquisitions is greater than anticipated, the market price of our Common Stock could decline further.

Series D Preferred Stock

Holders of the Series D Preferred Stock will be entitled to receive dividends when and as declared by the Board, from time to time, in its sole discretion, which dividends will be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms of the Certificates of Designations, in cash, in securities of the Company or using assets as determined by the Board on the stated value of such Series D Preferred Stock.

Except as otherwise provided in the Certificate of Designations or as otherwise required by law, the shares of Series D Preferred Stock have no voting rights. However, as long as any shares of the Series D Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of such Series D Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to such Series D Preferred Stock or alter or amend the applicable certificate of designations related to such Series D Preferred Stock, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of the Series D Preferred Stock, (c) increase the number of authorized shares of such Series D Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

A holder of the shares of Series D Preferred Stock may not convert any of such holder’s shares of Series D Preferred Stock to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding shares of Common Stock immediately after conversion, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the conversion.

There is no established public trading market for the Series D Preferred Stock and the Company does not intend to list the Series D Preferred Stock on any national securities exchange or nationally recognized trading system.

The Series D Preferred Stock has not yet been designated. Prior to the issuance of any shares of Series D Preferred Stock, the Company will be required to file a Certificate of Designation with the Secretary of State for the State of Delaware creating the Series D Preferred Stock. The terms of such series are expected to be substantially as set forth in the form of Certificates of Designations filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the SEC on February 6, 2026, which is incorporated herein by reference.

Registration Rights Agreements

In connection with the Subsequent Series C Private Placements and the Subsequent Private Placement Acquisition, the Company entered into the Subsequent Registration Rights Agreement, pursuant to which the Company agreed to prepare and file the Series D Initial Registration Statement with the SEC registering the resale of the Common Shares and the Common Stock underlying the Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series C-3 Preferred Stock and Series D Preferred Stock issued or issuable in connection with the Subsequent Series C Private Placements and the Subsequent Private Placement Acquisition no later than 30 days following the Subsequent Series C Closing Date, and to use best efforts to have the Series D Initial Registration Statement declared effective as promptly as practical thereafter, and in any event no later than the Effectiveness Deadline (as defined in the Subsequent Registration Rights Agreement).

Reasons for FLYTE Acquisition

The Company believes the acquisition of FLYTE, combined with the Series C Private Placements, provides the foundation for a focused, high-growth aviation strategy while also enabling the Company to simplify its balance sheet and streamline legacy operations. At the time of each of the Private Placement Acquisitions, our Board considered numerous alternatives to the transactions, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Private Placement Acquisitions. In reaching its determination, our Board considered, among other factors, the strategic value of the acquired assets, the structure of the consideration to be paid (including the mix of Series D Preferred Stock and cash), and the potential long-term benefits to the Company and its stockholders.

Acquisition Purchase Agreement and Creatd Purchase Agreement

The Acquisition Purchase Agreement and Creatd Purchase Agreement contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, SEG Jets and Creatd, as applicable, including for liabilities under the Securities Act and other obligations of the parties and termination provisions. Among other covenants, the Acquisition Purchase Agreement requires the Company to hold a meeting of its stockholders at the earliest practical date for the purpose of obtaining Stockholder Approval. If the Company does not obtain the Stockholder Approval at the first meeting, the Company is required to call a meeting every ninety (90) days thereafter to seek such Stockholder Approval until the earlier of the date Stockholder Approval is obtained or the shares of Series D Preferred Stock are no longer outstanding.

Effect of Issuance of the Securities

Following receipt of the Stockholder Approval, the shares of Series D Preferred Stock will be convertible into up to an aggregate of 31,508,572 shares of our Common Stock at the Floor Price.

The potential issuance of shares of Common Stock issuable upon conversion of the Series D Preferred Stock would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the Series D Preferred Stock is converted, or additional shares, if any, of Common Stock are issued pursuant to the terms of the Series D Preferred Stock. Because of potential adjustments to the conversion price of the Series D Preferred Stock, including in connection with any Series D Voluntary Adjustment or waiver of the Floor Price Condition, the exact magnitude of the dilutive effect of the Series D Preferred Stock cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Proposal to Approve Private Placement Acquisition

Section 713 requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock), which equals more than 19.99% of our Common Stock or more than 19.99% of the voting power outstanding immediately prior to the issuance at a price less than the Minimum Price. In the case of the Private Placement Acquisition, such threshold is determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Acquisition Purchase Agreement, which we signed on February 6, 2026.

Immediately prior to the execution of the Acquisition Purchase Agreement and the Creatd Purchase Agreement, we had 1,738,955 shares of Common Stock issued and outstanding. Therefore, the potential issuance of the shares of Common Stock issuable upon conversion of the Series D Preferred Stock would have constituted greater than 19.99% of the shares of Common Stock issued and outstanding prior to giving effect to the Private Placement Acquisition. We are seeking stockholder approval under Section 713 for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 471,897 shares, which is more than 19.99% of the shares of Common Stock issued and outstanding on the original date of entry into the Acquisition Purchase Agreement.

We generally have no control over whether the holders of the Series D Preferred Stock convert their shares of Series D Preferred Stock. Under certain circumstances, however, it is possible, that we will issue more than 19.99% of our outstanding shares of Common Stock to the holders of the Series D Preferred Stock under the terms of the Private Placement Acquisition. Therefore, we are seeking stockholder approval under this proposal to issue more than 19.99% of our outstanding shares of Common Stock, if necessary, to the Series D Preferred Stockholders under the terms of the Private Placement Acquisition.

Any transaction requiring approval by our stockholders under Section 713 would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities in connection with the Private Placement Acquisition, if any, may cause a significant reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and any future earnings. Further, the issuance or resale of Common Stock issued to the Series D Preferred Stockholders could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Private Placement Acquisition may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Interests of Directors, Officers, and Affiliates

None of our current directors, officers or affiliates has an interest in the Series D Preferred Stock Issuance Proposal.

Consequences of Not Approving this Proposal

After extensive efforts to identify strategic alternatives on more favorable terms, we believed that the Private Placement Acquisitions were the only viable alternatives available to us at the time to execute on our aviation strategy. Unless we obtain stockholder approval for this Issuance Proposal, we will be required to incur additional costs in order to hold additional stockholder meetings every 90 days to seek such approval as is required under the Acquisition Purchase Agreement. Further, until such time as we obtain the Stockholder Approval, we will not be able to issue any shares of Common Stock to the Series D Preferred stockholders in connection with the Series C Placements.

Further Information

The terms of the Acquisition Purchase Agreement, the Creatd Purchase Agreement, the Registration Rights Agreements, the Series D Certificate of Designations are only briefly summarized above. For further information, please refer to the forms of the Acquisition Purchase Agreement, the Registration Rights Agreements, the Series D Certificate of Designations, forms of which were filed with the SEC as exhibits to our Current Report on Form 8-K filed on February 6, 2026 and March 9, 2026, which are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively on the Series D Issuance Proposal is required for approval of the Series D Issuance Proposal. “ABSTAIN” votes will have no effect on the Series D Issuance Proposal. Failure to instruct your broker how to vote with respect to the Series D Issuance Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Series D Issuance Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE SERIES D PREFERRED STOCK ISSUANCE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3

APPROVAL OF SERIES J PREFERRED STOCK ISSUANCE PROPOSAL

Background and Description

On February 12, 2026, we entered into Series J Exchange Agreements (the “Exchange Agreements”) with David A. Jenkins and FatBoy Capital, LP. (the “Series J Holders”) to convert royalty rights and accrued royalty right amounts into 2,491.293 shares and 6,998.195 shares, respectively of our newly created Series J Convertible Preferred Stock, with a par value of $0.0001 per share and a stated value of $1,000 per share (the “Series J Preferred Stock”) as further described by the Certificate of Designation of Preferences, Rights and Limitations of Series J Convertible Preferred Stock which was filed with the Delaware Secretary of State on February 9, 2026, as corrected on February 12, 2026 (the “Series J Certificate of Designation”). We are entitled to issue up to 9,490 shares of Series J Preferred Stock pursuant to the terms of the Series J Certificate of Designation. The Series J Preferred Stock is convertible into shares of the Company’s Common Stock at a fixed per share conversion price of $1.56, subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like (subject to certain exceptions) (the “Fixed Conversion Price”).

Mr. Jenkins serves as the Executive Chairman of the Company’s Board of Directors and as its Chief Executive Officer and FatBoy Capital, LP is controlled and owned by Mr. Jenkins. The terms of the Exchange Agreements and the issuance of the Series J Preferred Stock were approved by the independent members of our Board with Mr. Jenkins abstaining from the vote.

Specifically, pursuant to those Debt Settlement Agreements dated January 9, 2023 between the Company and the Holders (the “Debt Settlement Agreements”) previously disclosed by the Company accrued royalty amounts totaling a net present value equal to $9,489,487.81 as of December 31, 2025 were exchanged for 9,489.488 shares of Series J Preferred Stock, collectively.  Per the Exchange Agreements, the accrued royalty amounts and the royalty rights are terminated as of December 31, 2025.  The closing price of the Company’s Common Stock on December 30, 2025 as reported by the NYSE American was equal to the Fixed Conversion Price of $1.56 per share.

The 9,489.488 shares of Series J Preferred Stock issued to the Series J Holders in connection with the Exchange Agreements are convertible into 6,083,005 shares of the Company’s Common Stock (or approximately 641 shares of Common Stock for each share of Series J Preferred Stock and subject to customary adjustment as set forth in the Series J Certificate of Designation) if and only if stockholder approval is obtained for issuance of Common Stock underlying the Series J Preferred Stock in accordance with the rules and regulations of the NYSE American.

Section 713 requires that a listed company seek stockholder approval for issuances to substantial security holders (regardless of their control status or affiliated directors or officers), where such securities are issued as consideration in a transaction or series of related transactions in which such substantial security holder (or a director or officer) has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of Common Stock, or securities convertible into Common Stock, could result in an issuance that exceeds either 5% of the number of shares of Common Stock or 5% of the voting power outstanding before the issuance.

As noted above, Mr. Jenkins serves as the Executive Chairman of the Company’s Board of Directors and as its Chief Executive Officer and FatBoy Capital, LP is controlled and owned by Mr. Jenkins and the aggregate issuance of 6,083,005 shares of Common Stock underlying the Series J Preferred Stock would exceed the 5% and 10% thresholds described above as the number of shares of our Common Stock outstanding immediately prior to the execution of the Exchange Agreements was 2,357,127. As such, we are seeking approval by our stockholders for the issuance of the shares of Common Stock underlying the Series J Preferred Stock.

Reasons for the Exchange Agreements

As noted above and as a result of the Exchange Agreements, accrued royalty amounts totaling a net present value equal to $9,489,487.81 as of December 31, 2025 were exchanged for 9,489.488 shares of Series J Preferred Stock, collectively. Per the Exchange Agreements, the accrued royalty amounts and the royalty rights are terminated as of December 31, 2025 regardless of whether this Series J Preferred Stock Issuance Proposal is approved. As such, we believe the Exchange Agreements and the issuance of the Series J Preferred Stock resulted in a material benefit to the financial statements and position of the Company.

Series J Preferred Stock

The terms of the Series J Preferred Stock are as set forth in the Series J Certificate of Designation, which were filed with the Secretary of State for the State of Delaware on February 12, 2026. The form of Series J Certificate of Designations was filed as Exhibits 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on February 12, 2026, which is incorporated herein by reference.

Effect of Issuance of the Securities

Following receipt of the stockholder approval, the shares of Series J Preferred Stock are convertible into up to an aggregate of 6,083,005 shares of our Common Stock (the “Series J Conversion Shares”) at the initial Conversion Price.

The potential issuance of Series J Conversion Shares would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the Series J Preferred Stock is converted. The dilutive effect may be material to our current stockholders.

Proposal to Approve the Series J Preferred Stock Issuance Proposal

Section 713 requires that a listed company seek stockholder approval for issuances to substantial security holders (regardless of their control status or affiliated directors or officers), where such securities are issued as consideration in a transaction or series of related transactions in which such substantial security holder (or a director or officer) has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of Common Stock, or securities convertible into Common Stock, could result in an issuance that exceeds either 5% of the number of shares of Common Stock or 5% of the voting power outstanding before the issuance.

As noted above, Mr. Jenkins serves as the Executive Chairman of the Company’s Board of Directors and as its Chief Executive Officer and FatBoy Capital, LP is controlled and owned by Mr. Jenkins and the aggregate issuance of 6,083,005 shares of Common Stock underlying the Series J Preferred Stock would exceed the 5% and 10% thresholds described above as the number of shares of our Common Stock outstanding immediately prior to the execution of the Exchange Agreements was 2,357,127. As such, we are seeking approval by our stockholders for the issuance of the shares of Common Stock underlying the Series J Preferred Stock.

Interests of Directors, Officers, and Affiliates

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that Mr. Jenkins serves as the Executive Chairman of the Company’s Board of Directors and as its Chief Executive Officer and FatBoy Capital, LP is controlled and owned by Mr. Jenkins. Mr. Jenkins and FatBoy Capital, LP own all of the issued Series J Preferred Stock.

Consequences of Not Approving this Proposal

In the event this proposal is not approved by our stockholder, Mr. Jenkins and FatBoy Capital, LP shall not be entitled to convert any of the Series J Preferred Stock in shares of our Common Stock. However, the Exchange Agreement and the termination of the Debt Settlement Agreements will still be effective as of December 31, 2025 and accrued royalty amounts totaling a net present value equal to $9,489,487.81 are still terminated as of December 31, 2025.

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively on the Series J Issuance Proposal is required for approval of the Series J Issuance Proposal. “ABSTAIN” votes will have no effect on the Series J Issuance Proposal. Failure to instruct your broker how to vote with respect to the Series J Issuance Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Series J Issuance Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE SERIES J PREFERRED STOCK ISSUANCE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 4

APPROVAL OF SERIES B PREFERRED STOCK ISSUANCE PROPOSAL

Background and Description

On May 12, 2025, we entered into securities purchase agreements with three institutional investors whereby we issued (i) 3,000 shares of Series B convertible preferred stock, par value $0.0001 per share (the “Series B Preferred Stock”), potentially convertible into up to 451,264 shares of our Common Stock at a per share conversion price of $6.65 and (ii) Series L Common Stock Purchase Warrants to purchase up to 225,564 shares of our Common Stock at a per share exercise price of $9.50 per share. At our annual meeting of stockholders on July 25, 2025, our stockholders approved the issuance of 335,350 shares of our outstanding Common Stock upon the conversion of the Series B Preferred Stock (which represents the number of shares above 19.99% which could be initially issued under the Series B Preferred Stock with stockholder approval) pursuant to NYSE American LLC Company Guide Section 713(a) which requires that stockholder approval be obtained prior to our issuing 20% or more of our then outstanding Common Stock, determined immediately prior to the issuance, if certain minimum price requirements are not met.

As of March 9, 2026, 2,229.172 shares of Series B Preferred Stock remained outstanding. On February 6, 2026, the Company and the holders of the Series B Preferred Stock and Series L Common Stock Purchase Warrants (collectively, the “Series B Holders”) entered into that certain letter agreement (“Letter Agreement”), pursuant to which, we agreed to lower the exercise price of the Series L Common Stock Purchase Warrants from $9.50 to $1.78 per share in consideration for the Series B Holders agreeing to exercise for cash their Series L Common Stock Purchase Warrants at such reduced exercise price, resulting in aggregate proceeds to us equal to $401,504. In addition, pursuant to the Letter Agreement, we agreed to reduce the conversion price of the Series B Preferred Stock from $6.65 to $1.78 per share, in consideration for the Series B Holders agreeing to convert their Series B Preferred Stock as such reduced price, such that the Series B Holders will collectively hold a number of shares of Common Stock equal to 9.99% of the outstanding shares of Common Stock immediately after giving effect to such conversions. As a result of the reduction of the conversion price to the Series B Preferred Stock, the number of shares underlying the Series B Preferred Stock increased from 335,214 to 1,252,344, or 917,130, which is in excess of 19.99% or more of our then outstanding share of Common Stock of 2,357,127 as of March 9, 2026.

Background and Reasons for the Series B Preferred Stock Reduced Conversion Price

In approving reduction in the conversion price to the Series B Preferred Stock, our Board of Directors considered the pros and cons of such reduction versus other alternatives for raising capital, and the immediate working capital needs of the Company, and determined that the reduction in the conversion price to the Series B Preferred Stock was in the best interests of the Company and its stockholders.

Interests of Directors, Officers, and Affiliates

None of our current directors, officers or affiliates has an interest in the Series B Preferred Stock Issuance Proposal.

Reasons Stockholder Approval is Required

As noted above, Section 713 requires stockholder approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into Common Stock) in connection with a transaction that sells, issues or potentially issues such securities at a price that is less than the lower of: (i) the official closing price of the Common Stock immediately preceding the signing of the binding agreement; or (ii) the average official closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement, and in a transaction which either alone or together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of the presently outstanding stock.

As a result of the reduction of the conversion price to the Series B Preferred Stock, the number of shares underlying the Series B Preferred Stock increased from 335,214 to 1,252,344, or 917,130, which is in excess of 20% or more of our then outstanding share of Common Stock of 2,357,127. Therefore, the issuance of shares of our Common Stock upon conversion of the Series B Preferred Stock requires stockholder approval under Section 713.

Possible Effects of the Proposal

If the stockholders do not approve this Proposal No. 4, then the Series B Convertible Preferred will not be convertible into Common Stock above the previously approved 335,214 share number. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.  .

If the stockholders approve this Proposal No. 4, the Series B Convertible Preferred will be convertible at any time following receipt of such approval, which would result in substantial dilution to our stockholders.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of the Preferred Conversion Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE SERIES B PREFERRED STOCK ISSUANCE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 5

APPROVAL OF REVERSE STOCK SPLIT PROPOSAL

Background and General

The Board has unanimously approved and stockholders are being asked to approve the reverse split amendment to the Company’s Amended and Restated Certificate of Incorporation in substantially the form attached hereto as Annex B (the “Reverse Split Amendment”) to effect a reverse stock splits of the outstanding shares of the Company’s Common Stock, at a reverse stock split ratio of between a range of 1-for-2 to 1-for-100 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Special Meeting. If stockholders approve and adopt the proposed Reverse Split Amendment to effect the reverse stock split, the Board will have the authority, but not the obligation, in its sole discretion, and without further action on the part of the stockholders, to select one of the approved reverse stock split ratios and effect the approved reverse stock split. The reverse stock split will become effective on the date set forth in the Reverse Split Amendment as filed with the applicable Secretary of State (the “Effective Date”). Notwithstanding any approval of the proposed Reverse Split Amendment by our stockholders, the Board may, at its sole discretion, abandon the proposed Reverse Split Amendment and determine prior to the Effective Date not to effect any reverse stock split, as permitted under applicable state law.

If implemented, the reverse stock split will be realized simultaneously for all outstanding Common Stock and the ratio determined by our Board will be the same for all outstanding shares of Common Stock. The reverse stock split will affect all holders of shares of our Common Stock uniformly and each stockholder will hold the same percentage of our Common Stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below. The number of authorized shares of Common Stock and capital stock will not be impacted as a result of the Reverse Split Amendment.

Purpose of the Reverse Stock Split Proposal

Our Common Stock is currently quoted on the NYSE American, and we are therefore subject to its continued listing requirements, including requirements with respect to the market value of publicly held shares, market value of listed shares, the $1 per share minimum bid price per share (the “Bid Price Rule”), and minimum stockholder’s equity, among others, and requirements relating to board and committee independence. If we fail to satisfy one or more of the requirements, we may be delisted from the NYSE American.

In addition to having the flexibility to comply with the Bid Price Rule, the Board believes that by reducing the number of shares of Common Stock outstanding through the reverse stock split and thereby proportionately increasing the per share price of the Company’s Common Stock, the Company’s Common Stock may be more appealing to institutional investors and institutional funds. The Board also believes that the stockholders also may benefit from a higher priced stock because of improved liquidity as a result of an increased interest from institutional investors and investments funds and lower trading costs.

The Board believes that stockholder approval of multiple reverse stock split ratios (rather than a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purposes of the reverse stock split. If the stockholders approve this Proposal No. 5, the reverse stock split will be effected, if at all, only upon determination by the Board that the reverse stock split is in the Company’s and its stockholders’ best interests at that time. In connection with any determination to effect the reverse stock split, the Board will set the time for such a split and select the specific ratio from the proposed reverse stock split ratios included in this Proposal No. 5. These determinations will be made by the Board with the intention to create the greatest marketability for the Company’s Common Stock based upon prevailing market conditions at that time.

The Board reserves its right to elect not to proceed, and abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company’s stockholders.

Certain Risk Associated with the Reverse Stock Split

Before voting on this Proposal No. 5, you should consider the following risks associated with the implementation of the reverse stock split.

●	While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in any particular price for the Company’s Common Stock or result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Company’s Common Stock may not necessarily improve.

●	There can be no assurance that the market price per new share of the Company’s Common Stock after a reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of the Company’s Common Stock outstanding before the reverse stock split. Many companies have completed reverse splits and had their trading price fall significantly. Accordingly, the total market capitalization of the Company’s Common Stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of the Company’s Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

●	Although we expect that the reverse stock split will result in an increase in the market price of our Common Stock, we cannot assure you that the reverse stock split, if implemented, will increase the market price of our Common Stock in proportion to the reduction in the number of shares of Common Stock outstanding or result in a permanent increase in the market price. The effect the reverse stock split may have upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. If the reverse stock split is effected and the market price of the Company’s Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of the Company’s Common Stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding. Furthermore, the liquidity of the Company’s Common Stock could be adversely effected by the reduced number of shares that would be outstanding after the reverse stock split.

●	The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of our Common Stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be at a reverse stock split ratio of between a range of 1-for-2 to 1-for-100 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Special Meeting. Even if approved, the Board will have discretion to delay or not to implement the reverse stock split.

In determining the reverse stock split ratio, our Board will consider numerous factors, including:

●	the historical and projected performance of our Common Stock;

●	general economic and other related conditions prevailing in our industry and in the marketplace;

●	the projected impact of the selected reverse stock split ratio on trading liquidity in our Common Stock;

●	our capitalization (including the number of shares of our Common Stock issued and outstanding);

●	the prevailing trading price for our Common Stock and the volume level thereof; and

●	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to amend our Certificate of Incorporation to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give our Board the flexibility to take into account then-current market conditions and changes in price of our Common Stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Board Discretion to Implement the Reverse Stock Split

If the reverse stock split is approved by the Company’s stockholders, it will be effected, if at all, only upon a determination by the Board that a reverse stock split (at a ratio determined by the Board as described above) is in the best interests of the Company and the stockholders. The Board’s determination as to whether the reverse stock split will be effected and, if so, at what ratio, will be based upon certain factors, including existing and expected marketability and liquidity of the Company’s Common Stock, prevailing market conditions and the likely effect on the market price of the Company’s Common Stock. If the Board determines to effect the reverse stock split, the Board will consider various factors in selecting the ratio including the overall market conditions at the time and the recent trading history of the Common Stock.

Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all our outstanding shares of Common Stock into a proportionately smaller number of shares. For example, if our Board decides to implement a 1-for-100 reverse stock split of our Common Stock, then a stockholder holding 10,000 shares of our Common Stock before the reverse stock split would instead hold 100 shares of our Common Stock immediately after the reverse stock split. The reverse stock split will affect all our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except for minor adjustments due to the cash payments as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the reverse stock split. Instead, holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below.

The principal effect of the reverse stock split will be that (i) the number of shares of Common Stock issued and outstanding will be reduced to a number of shares between and including one-half to one-fiftieth that amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and (ii) all outstanding options, warrants, and convertible notes entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon exercise of their options, warrants, or convertible notes, as applicable, between and including one-half to one-fiftieth of the number of shares of Common Stock which such holders would have been able to purchase upon exercise of their options, warrants, or convertible notes, as applicable, immediately preceding the reverse stock split at an exercise price equal to between and including 2 to 100 times the exercise price specified before the reverse stock split, resulting in essentially the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split, as the case may be based on the ratio for the reverse stock split as determined by our Board.

The following table, which is for illustrative purposes only, illustrates the effects of the reverse stock split at certain exchange ratios within the foregoing range, without giving effect to any adjustments for fractional shares of Common Stock, on our outstanding shares of Common Stock and authorized shares of capital stock as of March 9, 2026.

	Before Reverse	After Reverse Stock Split
	Stock Split	1-for-10	1-for-25	1-for-50	1-for-75	1-for-100
Common Stock Authorized	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000

Common Stock Issued and Outstanding	2,357,127	235,712	94,285	47,142	31,428	23,571

Common Stock Authorized and Unissued	497,642,873	499,764,288	499,905,715	499,952,858	499,968,572	499,976,429

The Reverse Split Amendment will not change the terms of our Common Stock. The shares of new Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Accounting Matters

The reverse stock split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the Common Stock will be reduced to between and including one-half to one-fiftieth of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Our per share net loss will be retroactively increased for each period because there will be fewer shares of our Common Stock outstanding.

Effect on Authorized but Unissued Shares

The reverse stock split will have the effect of increasing the number of authorized but unissued shares of Common Stock. The number of authorized shares of Common Stock will not be decreased and will remain at 500,000,000. Because the number of outstanding shares will be reduced as a result of the reverse stock split, the number of shares available for issuance will be increased. See the table above under the section titled “Principal Effects of the Reverse Stock Split” that shows the number of unreserved shares of Common Stock that would be available for issuance at various reverse stock split ratios.

Potential Anti-Takeover and Dilutive Effects

The purpose of the reverse stock split is not to establish any barriers to a change of control or acquisition of the Company. However, because the number of authorized shares of Common Stock will remain at 500,000,000, this proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our Common Stock as compared to the outstanding shares of our Common Stock and could, under certain circumstances, have an anti-takeover effect. Shares of Common Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. After implementation of the proposed Reverse Split Amendment, our Board will continue to have authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the NYSE American listing standards, assuming the Company remains listed on the NYSE American. Our Board is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of Common Stock that would become newly available for issuance as a result of the reverse stock split.

In addition, if we do issue additional shares of our Common Stock, the issuance could have a dilutive effect on earnings per share and the book or market value of the outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If the Proposal No. 5 is approved by our stockholders, the reverse stock split would become effective at such time prior to the one-year anniversary of this Special Meeting as it is deemed by our Board to be in the best interests of the Company and its stockholders, and we file the Reverse Split Amendment with the applicable Secretary of State. Even if Proposal No. 5 is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the Reverse Split Amendment, all the old Common Stock will be converted into new Common Stock as set forth in the Reverse Split Amendment.

As soon as practicable after the Effective Date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. If you hold shares of Common Stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Date of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the Effective Date of the reverse stock split indicating the number of post-reverse stock split shares of Common Stock you hold.

After the Effective Date, the Company’s Common Stock will each have new committee on uniform securities identification procedures (“CUSIP”) numbers, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described above.

After the Effective Date, the Company will continue to be subject to periodic reporting and other requirements of the Exchange Act. We anticipate that our Common Stock will continue to be traded on the NYSE American stock exchange and traded under the symbol “VTAK.”

Beginning on the Effective Date of the reverse stock split, each book-entry notation evidencing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Cash Payment In Lieu of Fractional Shares

No fractional shares of Common Stock will be issued as a result of any Reverse Stock Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Stock Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the Common Stock on the NYSE American during regular trading hours for the five consecutive trading days immediately preceding the Effective Time (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder approval of this Proposal No. 5, if our Board elects to implement the proposed Reverse Stock Split, stockholders owning, prior to the Reverse Stock Split, less than the number of whole shares of Common Stock that will be combined into one share of Common Stock in the Reverse Stock Split would no longer be stockholders. Holders of as many as 99 shares (if we were to implement the 1-for-100 Reverse Stock Split) of Common Stock would be eliminated as a result of the cash payment in lieu of any issuance of fractional shares or interests in connection with the Reverse Stock Split.

In addition, we do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Record and Beneficial Stockholders

If this Proposal No. 5 is approved by our stockholders and our Board elects to implement a Reverse Stock Split, stockholders of record holding all of their shares of our Common Stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our Common Stock they hold after the Reverse Stock Split along with payment in lieu of any fractional shares. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If this Proposal No. 5 is approved by our stockholders and our Board elects to implement a Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from us or our exchange agent, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent is expected to act as “exchange agent” for the purpose of implementing the exchange of stock certificates.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the reverse stock split and we will not independently provide our stockholders with any such right.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the reverse stock split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the reverse stock split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

This summary is general in nature, and no attempt has been made to comment on all U.S. federal income tax consequences of the reverse stock split that may be relevant to particular U.S. Holders, including, among others, holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar; (viii) who actually or constructively own five percent or more of our Common Stock; or (ix) who are otherwise subject to special treatment under the U.S. federal income tax laws or who are otherwise subject to special tax rules.

In addition, the following discussion does not address state, local or foreign tax consequences of the reverse stock split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the reverse stock split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the reverse stock split, whether or not they are in connection with the reverse stock split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER U.S. FEDERAL NON-INCOME TAX LAWS AND STATE, LOCAL AND FOREIGN TAX LAWS.

Federal Income Tax Consequences of the Reverse Stock Split

The reverse stock split is intended to be treated as a tax-deferred “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. The remainder of the discussion assumes the reverse stock split will qualify as a recapitalization.

Generally, the reverse stock split is expected to be treated as a “recapitalization” for U.S. federal income tax purposes and therefore is not expected to result in the recognition of gain or loss for federal income tax purposes, except as described below with respect to cash received in lieu of fractional shares (which fractional share generally is treated as received and then exchanged for cash). The adjusted basis of the new shares of Common Stock will be the same as the adjusted basis of the Common Stock exchanged for such new shares. The holding period of the new, post-reverse stock split shares of the Common Stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse stock split shares. Stockholders who acquired their shares of our Common Stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares.

A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the reverse stock split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the reverse stock split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the U.S. Holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the reverse stock split. Deductibility of capital losses by holders is subject to limitations. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as a distribution under Section 301 of the Internal Revenue Code of 1986, as amended (rather than as a sale or exchange), with respect to certain U.S. Holders who own more than a minimal amount of our Common Stock and whose proportionate interest in the Company is not reduced (after taking into account certain constructive ownership rules), or who exercise more than a minimal degree of voting or other type of control over the affairs of the Company. Stockholders should consult their own tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

A U.S. Holder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the reverse stock split. A U.S. Holder of our Common Stock will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules.

No gain or loss is expected to be recognized by us as a result of the reverse stock split.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, INCLUDING APPLICABLE REPORTING REQUIREMENTS, DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH U.S. HOLDER. ACCORDINGLY, EACH U.S. HOLDER IS ADVISED TO CONSULT THE HOLDER’S TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO THE U.S. HOLDER OF A REVERSE STOCK SPLIT.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the Reverse Stock Split Proposal is required to approve the Reverse Stock Split Proposal. “ABSTAIN” votes will have no effect on the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares at its discretion without your instruction with respect to the Reverse Stock Split Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE REVERSE SPLIT PROPOSAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 6

APPROVAL OF THE ADJOURNMENT PROPOSAL

General

The Board believes that if the number of shares of the Company’s voting securities outstanding and entitled to vote at the Special Meeting and voting in favor of any one or more of the proposals presented at the Special Meeting is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of any one or more of the proposals presented at the Special Meeting.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that we will not obtain approval for one or more of the proposals presented at the Special Meeting, we could adjourn or postpone the Special Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.

Recommendation of the Board of Directors

Our Board recommends a vote “FOR” the approval of the Adjournment Proposal.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of the Adjournment Proposal. “ABSTAIN” votes will have no effect on the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares at its discretion without your instruction with respect to the Adjournment Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of March 9, 2026 by:

●	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based on an aggregate of 2,357,127 shares of our Common Stock outstanding as of March 9, 2026.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to: (i) the exercise of stock options that are either immediately exercisable or exercisable on or before May 8, 2026, which is 60 days after March 9, 2026 and (ii) outstanding warrants to purchase Common Stock held by that person that are either immediately exercisable or exercisable on or before May 8, 2026, which is 60 days after March 9, 2026. These shares are deemed to be outstanding and beneficially owned by the person holding those options and warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted below, the address of each of the individuals and entities named in the table below is c/o Catheter Precision, Inc., 1670 Highway 160 West, Suite 205, Fort Mill, South Carolina 29708. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

	Number of Shares of	Percentage of
	Common Stock	Common Stock
	Beneficially	Beneficially
	Owned	Owned
5% Stockholders:
C/M Capital Master Fund LP (1)	251,694	9.99%
Mercer Street Global Opportunity Fund LLC (1)	253,185	9.99%
WVP Emerging Manager Onshore Fund LLC (1)	227,129	9.00%
Joseph Reda (2)	176,674	7.50%
Gregory Castaldo (3)	176,674	7.50%

Directors and Named Executive Officers:
David A. Jenkins, Director and Chief Executive Officer (4)	121,146	4.99%
James J. Caruso, Director (5)	3,657	*
Martin Colombatto, Director (6)	3,608	*
Andrew Arno, Director (7)	3,508	*
Philip Anderson, Chief Financial Officer (8)	11,695	*
All directors and executive officers as a group (5 persons) (4)(5)(6)(7)(8)	143,615	5.86%

(1)	These securities are directly held by each shareholder and may be deemed to be beneficial owned by: (i) C/M Capital Partners, LP as investment manager to C/M Capital Master Fund LP and WVP Emerging Manager Onshore Fund, LLC; (ii) Mercer Street Capital Partners, LLC as investment manager to Mercer Street Global Opportunity Fund, LLC; (iii) Thomas Walsh as managing member of the general partner of C/M Capital Partners, LP; and/or (iv) Jonathan Juchno as managing member of the general partner of C/M Capital Partners, LP and Mr. Juchno controls Mercer Street Capital Partners, LLC. Certain information was obtained from a schedule 13G filed by the parties on Feb 13, 2026. The precise number of shares beneficially owned by each shareholder depends upon the operation of certain beneficial ownership blockers contained in Series B Preferred Stock held by the shareholders and the number of shares outstanding, and therefore may be greater or less than the number presented from time to time. The table does not include the common stock underlying the Series B Preferred Stock that are currently not convertible due to beneficial ownership blockers. Securities held by C/M Capital Master Fund, LP does not include 89,000 shares of Common Stock underlying Series B Convertible Preferred Stock. Securities held by Mercer Street Global Opportunity Fund, LLC does not include 656,900 shares of Common Stock underlying Series B Convertible Preferred Stock. Address of stockholders is 1111 Brickell Ave, Suite 2920, Miami, FL 33131.
(2)	These securities are directly held by Mr. Reda. Does not include 699,301 shares of Common Stock underlying Series B Convertible Preferred Stock held by SEG Jets SPV I, LLC, of which Mr. Reda is the Managing Member. Certain information was obtained from a Schedule 13G filed by the shareholder on February 11, 2026. Address of stockholder is 1324 Manor Circle, Pelham, NY 10803
(3)	These securities are directly held by Mr. Castaldo. Certain information was obtained from a Schedule 13G filed by the shareholder on February 11, 2026. Address of stockholder is 3776 Steven James Drive, Garnet Valley, PA 19060.
(4)	Includes (i) 109 shares held by a charitable remainder unitrust of which Mr. Jenkins’ wife is the trustee; and (ii) 34,579 shares held by a partnership of which Mr. Jenkins is the managing member of the managing partner; and (iii) 11,053 shares of Common Stock underlying exercisable stock options. Does not include unvested options to purchase 38,946 shares of Common Stock. Also, does not include Series J Preferred Stock held by Mr. Jenkins and his affiliates which are convertible into 6,021,400 shares of common stock but which are subject to certain beneficial ownership blockers and the conversion of which is subject to shareholder approval. Also, does not include 340,000 shares subject to Series M Warrants which are not currently exercisable. Excludes 6,759 shares held by certain adult immediate family members of Mr. Jenkins. Does not include 15,790 shares subject to currently exercisable Series J Warrants held by a certain adult immediate family members of Mr. Jenkins. Also does not include exercisable options to purchase 1,844 shares of Common Stock and unvested options to purchase 4,289 shares of Common Stock or 7,895 shares subject to currently exercisable Series J Warrants held by Missiaen Huck, the non-executive chief operating officer of Catheter and Mr. Jenkins’s adult daughter.
(5)	Includes currently exercisable options to purchase 3,607 shares of Common Stock. Does not include unvested options to purchase 4,418 shares of Common Stock.
(6)	Includes exercisable options to purchase 3,606 shares of Common Stock. Does not include unvested options to purchase 4,419 shares of Common Stock.
(7)	Includes exercisable options to purchase 3,508 shares of Common Stock. Does not include unvested options to purchase 4,386 shares of Common Stock.
(8)	Includes exercisable options to purchase 11,695 shares of Common Stock held by Philip Anderson, the Company’s Chief Financial Officer. Does not include unvested options to purchase 14,620 shares of Common Stock held by Mr. Anderson.

PROPOSALS OF STOCKHOLDERS FOR 2026 ANNUAL MEETING

Stockholders may present proper proposals for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary so that they are received at our principal executive offices not later than the close of business (5:30 p.m. Eastern time) on February 9, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

In order for a proposal that does not comply with Rule 14a-8 to be properly brought before our 2026 annual meeting of stockholders, a stockholder must have given timely notice of such proposal or nomination, in proper written form, as required by Section 2.4 of our Amended and Restated Bylaws, as amended. To be timely for our 2026 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our corporate secretary at our principal executive offices not less than 45 days and not more than 75 days before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any written notice given by a stockholder pursuant to these provisions of our Bylaws must be received by our corporate secretary at our principal executive offices:

●	not earlier than March 26, 2026, and

●	not later than April 25, 2026.

In the event that we hold our 2026 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the Annual Meeting, then such written notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the following two dates:

●	the 90th day prior to such annual meeting, or

●	the 10th day following the day on which public announcement of the date of such meeting is first made.

To be in proper written form, a stockholder’s notice and/or proposals must include the specified information concerning the proposal or nominee as described in Section 2.4 of our Amended and Restated Bylaws, as amended. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notices and/or proposals should be addressed to:

Catheter Precision, Inc.

Attention: Corporate Secretary

1670 Highway 160 West Suite 205

Fort Mill, SC 29708

(973) 691-2000

In addition, a stockholder who intends to solicit proxies in support of director nominees submitted under the advance notice provisions of our Bylaws must provide notice to the Company with the information required by SEC Rule 14a-19, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 days prior to the one year anniversary date of the annual meeting (for the 2026 meeting, no later than May 27, 2026). Such notice should be delivered to our Corporate Secretary at our principal executive offices. If the date of the 2026 annual meeting is changed by more than 30 days from such anniversary date, however, then the stockholder must provide notice by the later of 60 days prior to the date of the 2026 annual meeting and the 10th day following the date on which public announcement of the date of the 2026 annual meeting is first made.

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It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

Annex A

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION

PROXY

CATHETER PRECISION, INC.

Special Meeting of Stockholders

April 15, 2026 at 11:00 am Eastern Standard Time

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF CATHETER PRECISION, INC.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement and Proxy Card, and hereby appoints David Jenkins and Philip Anderson, or either of them acting alone, with full power of substitution, as proxies to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Catheter Precision, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on April 15, 2026 at 11:00 am Eastern Standard Time, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The Special Meeting will be held in virtual only format. In order to attend the meeting you must first register at web.viewproxy.com/VTAKSM/2026 by 11:59 p.m. Eastern Standard Time on April 14, 2026. After registering you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

(Continued and to be marked dated and signed on other side)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Annex B

CATHETER PRECISION, INC.

CERTIFICATE OF AMENDMENT

TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Catheter Precision, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

1. The name of the Corporation is Catheter Precision, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 14, 2018.

2. This Certificate of Amendment to Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware, by the Board of Directors and the stockholders of the Corporation.

3. Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read in its entirety as follows:

“Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is seventy million shares, consisting of five hundred million shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and ten million shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

Effective immediately upon the filing and effectiveness of this Certificate of Amendment (the “Effective Time”), each [•] shares of Common Stock of the Company, par value $0.0001 per share, that are issued and outstanding or held in treasury on the Effective Time shall be reverse split and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Company, par value $0.0001 per share, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The Reverse Stock Split shall occur automatically without any further action by the Corporation or by the holders of the shares affected thereby and whether or not the certificates representing such shares immediately prior to the Effective Time (the “Old Certificates”) are surrendered to the Corporation. The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Corporation. No fractional shares shall be issued upon the exchange and subdivision. Stockholders who otherwise would be entitled to receive a fractional share of Common Stock shall be entitled to receive their pro rata portion of the net proceeds obtained from the aggregation and sale by the exchange agent of the fractional shares resulting from the Reverse Stock Split (reduced by any customary brokerage fees, commissions and other expenses). The disposition of fractional share interests shall be effected by the Corporation by having (x) the exchange agent of the Corporation aggregate such fractional interests, (y) the shares resulting from the aggregation sold and (z) the net proceeds received from the sale allocated and distributed among the holders of the fractional interests on the basis of the relative fractional interests held by stockholders as a result of the Reverse Stock Split. Following the Effective Time, each Old Certificate shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined and exchanged, subject to the elimination of fractional share interests as described above, until such time as such Old Certificate has been surrendered to the Corporation.

4. On [•], 202[•], the Board of Directors of the Corporation (or a duly authorized committee thereof) determined that each [•] shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding or held in treasury immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.0001 per share. The Corporation publicly announced this ratio on [•], 202[•].

5. This Certificate of Amendment shall become effective immediately upon filing with the Delaware Secretary of State.

[signature page follows]

IN WITNESS WHEREOF, Catheter Precision, Inc. has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be signed by _________, a duly authorized officer of the Corporation, on [•], 202[•].

Catheter Precision, Inc.

By:
Name:
Title:

NAME & ADDRESS HERE BARCODE HERE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CATHETER PRECISION, INC. SPECIAL MEETING OF STOCKHOLDERS [*] AT 11 a.m. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CATHETER PRECISION, INC. The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement and hereby appoints David Jenkins and Philip Anderson, or either of them acting alone, with full power of substitution, as proxies to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Catheter Precision, Inc, that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on [*], 2026 at 11:00 a.m. Eastern Time, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The Special Meeting will be held in virtual only format. In order to attend the meeting, you must first register at web.viewproxy.com/VTAKSM/2026 by 11:59 p.m. Eastern Time on [*], 2026. After registering, you will receive an e - mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof. NAME & ADDRESS HERE CONTROL NUMBER Address Change: (If you noted any Address Changes above, please mark box.) տ This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature Date Title Signature (Joint Owners) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. PROXY VOTING INSTRUCTIONS Please have your 11 - digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://fcrvote.com/VTAKSM Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1 - 866 - 402 - 3905 Use any touch - tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage - paid envelope provided. CONTROL NUMBER As a stockholder of Catheter Precision, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m, Eastern Time, on [*], 2026 PRELIMINARY PROXY CARD SUBJECT TO COMPLETION

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted “FOR” Items 1, 2, 3, 4, 5, and 6. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [*], 2026: The Proxy Statement is available at: https://web.viewproxy.com/VTAKSM/2026 Your Board of Directors recommends a vote “FOR” the following: Please mark your votes like this 1. To approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of our Common Stock underlying shares of Series C - 1, Series C - 2, Series C - 3 and Series C - 4 convertible preferred stock, par value $0.0001 per share (collectively, the “Series C Preferred Stock”) issued or to be issued by us, pursuant to the terms of that certain Securities Purchase Agreement, dated as of February 6, 2026, by and among the Company and the investors named therein (“Proposal 1” or the “Series C Preferred Stock Issuance Proposal”); FOR տ AGAINST տ ABSTAIN տ 2. To approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of our Common Stock underlying shares of Series D convertible preferred stock, par value $0.0001 per share to be issued by us, pursuant to the terms of that certain Securities Purchase Agreement, dated as of February 6, 2026, by and among the Company and SEG Jets LLC and that certain Securities Purchase Agreement, dated March 9, 2026, by and among the Company and Creatd, Inc. (“Proposal 2” or the “Series D Preferred Stock Issuance Proposal”); FOR տ AGAINST տ ABSTAIN տ 3. To approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of our Common Stock underlying shares of Series J convertible preferred stock, par value $0.0001 per share issued by us, pursuant to the terms of that certain Series J Exchange Agreements, dated as of February 12, 2026, by and among the Company and the FatBoy Capital, L.P. and David A. Jenkins (“Proposal 3” or the “Series J Preferred Stock Issuance Proposal”); FOR տ AGAINST տ ABSTAIN տ 4. To approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of additional shares of Common Stock as a result of the reduction of the conversion price of our currently outstanding Series B convertible preferred stock, par value $0.0001 per share (“Proposal 4” or the “Series B Preferred Stock Issuance Proposal”); FOR տ AGAINST տ ABSTAIN տ 5. To approve an amendment to the Company’s Charter to effect, at the discretion of the Board of the Company, but prior to the one - year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1 - for - 2 to 1 - for - 100, with such ratio to be determined by the Board in its discretion and included in a public announcement (“Proposal 5” or the “Reverse Stock Split Proposal”); and FOR տ AGAINST տ ABSTAIN տ 6. Approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4 and/or 5 (the “Adjournment Proposal” or “Proposal 6”). FOR տ AGAINST տ ABSTAIN տ